UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2023, Acadia Pharmaceuticals Inc. (the “Company”) and Neuren Pharmaceuticals Limited (“Neuren”) entered into a joint venture and license agreement (the “License Agreement”) for the global commercialization and development of trofinetide and of Neuren’s development candidate NNZ-2591. The License Agreement amended and restated the pre-existing license agreement between the Company and Neuren, dated August 6, 2018 (the “Initial License”), pursuant to which Neuren granted to the Company exclusive North American rights to develop and commercialize trofinetide for Rett syndrome and other indications.

Pursuant to the License Agreement, Neuren granted to the Company a worldwide, exclusive license to develop and commercialize any product developed by or on behalf of Neuren or the Company containing a trofinetide compound as an active ingredient (a “Trofinetide Product”) for all indications. In addition, pursuant to the License Agreement, Neuren granted to the Company a worldwide, exclusive license to develop and commercialize any product developed by or on behalf of Neuren or the Company containing a NNZ-2591 compound as an active ingredient (a “NNZ-2591 Product”) for the treatment of Rett syndrome and Fragile X syndrome (the “Acadia NNZ-2591 Field”). Neuren may conduct development and commercialization of NNZ-2591 outside of the Acadia NNZ-2591 Field. The joint steering committee established under the Initial License will be and become the joint steering committee under the License Agreement, and will oversee efforts by the parties.

Under the License Agreement, the Company will make an upfront payment to Neuren of $100.0 million. This payment is in addition to the upfront payment of $10.0 million previously paid by the Company under the Initial License and the milestone payments in the aggregate of $50.0 million previously paid by the Company upon achieving certain development milestones for trofinetide. Neuren is also eligible to receive future milestone payments of up to $405.0 million for each of trofinetide and NNZ-2591, based on the achievement of certain development and annual net sales milestones in North America. Outside of North America, Neuren is eligible to receive milestone payments based the achievement of certain development and annual net sales milestones for each of trofinetide and NNZ-2591 in certain regions, including payments upon the Company’s first commercial sale of each of trofinetide and NNZ-2591 in each region, as follows:

		First Commercial Sale	Total Sales Milestones
Europe	Rett Syndrome	$35.0 million	Up to $170.0 million
	Second Indication	$10.0 million

Japan	Rett Syndrome	$15.0 million	Up to $110.0 million
	Second Indication	$3.75 million

Rest of World		—	Up to $83.0 million

Neuren will also be eligible to receive tiered, escalating, double-digit percentage royalties based on net sales of Trofinetide Products and/or NNZ-2591 Products by the Company, its affiliates or sublicensees, subject to reductions in certain circumstances. Royalties will be payable under the License Agreement on a product-by-product and country-by-country basis, commencing on the date of execution of the License Agreement and ending on the last to occur of (a) the expiration date of the last valid claim that would be infringed by an authorized sale of the relevant product in the relevant country, (b) the expiration date of the term of any data exclusivity right in such country, and (c) 10 years after the date of the first commercial sale of the relevant product in such country.

The License Agreement may be terminated by Neuren with respect to a given product by providing 10 business days’ prior written notice to the Company if, with respect to such product, (a) the Company challenges the validity of certain Neuren intellectual property or (b) the Company ceases certain commercialization activities with respect to trofinetide in Rett syndrome. The License Agreement may be terminated by the Company at any time in its entirety or on a product-by-product basis by providing 90 business days’ prior written notice to Neuren. In addition, either party may terminate the License Agreement upon written notice for the other party’s uncured material breach, subject to an extension of the cure period under certain circumstances.

The foregoing description of the terms of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to a subsequent filing with the SEC.

Item 2.02	Results of Operations and Financial Condition.

On July 13, 2023, the Company issued a press release announcing the entry into the License Agreement and announcing preliminary net sales for Q2 2023 and updated net sales guidance for Q3 2023 and full year 2023. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the SEC, such exhibit and the information set forth therein and in this Item 2.02 have been furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “potential” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding future activities under the License Agreement; approvals of product candidates developed pursuant to the License Agreement; potential future payments that may be become payable by the Company pursuant to the License Agreement; the benefits to be derived from the Company’s products and product candidates; the Company’s financial and operating performance; expected future clinical and regulatory milestones; and the timing of the initiation and/or completion of the Company’s clinical, regulatory, and other development activities. Many factors may cause differences between current expectations and actual results, including the risks and uncertainties inherent in drug development, approval and commercialization. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the SEC, including the sections titled “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Dated: July 18, 2023	By:	/s/ Austin D. Kim
Austin D. Kim
Executive Vice President, General Counsel & Secretary